PUTNAM HEALTH SCIENCES TRUST

               Prospectus Supplement dated November 8, 1996
                    to Prospectus dated January 1, 1996

At a shareholder meeting to be held on February 6, 1997, shareholders of the fund will be asked to approve a number of changes to the fund's fundamental investment restrictions, including a proposal to change the fund from a "diversified" to a "non-diversified" investment company under the Investment Company Act of 1940. If the proposed changes are approved, the fund will be able to:

     -- acquire more than 10% of the outstanding voting securities of any issuer with respect to 50% of its total assets;

     -- invest more than 5% of its total assets in securities of any issuer with respect to 50% of its total assets. (Investments in obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities are not subject to any limitation.); and

     -- invest more than 10% of its net assets in securities restricted as to resale.

See the statement of additional information of the fund for the full text of these policies as well as the fund's other fundamental policies, some of which are also proposed to be amended at the upcoming meeting.

To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If shareholders do not approve some or all of the proposed changes, the prospectus will be revised accordingly.

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The first paragraph under the heading "How the fund pursues its objective -- Foreign investments" in the prospectus is replaced with the following:

The fund may invest up to 30% of its assets in securities principally traded in foreign markets. The fund may also purchase Eurodollar certificates of deposit without regard to the 30% limit. Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States.

                                                  29081 11/96